UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 6, 2007

MIGO SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-5278NY	94-3334052
(State or other jurisdiction of	(Commission File Number)	(I.R.S.Employer
incorporation or organization)		Identification Number)

555 Twin Dolphin Drive, Suite 650
Redwood City, California 94065
(Address of principal executive offices, Zip code)

650-232-2600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Migo Software, Inc. (“Migo”) on June 12, 2007 (the Initial 8-K). Amendment No. 1 is being filed to include the financial information required under Item 9.01.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01    Completion of Acquisition or Disposition of Assets

As previously reported on a Form 8-K filed with the Securities and Exchange Commission on June 12, 2007, Migo Software, Inc. (“Migo”) completed its acquisition of MacroPort, Inc. (“MacroPort”) pursuant to the Agreement and Plan of Merger described in the Company’s Form 8-K filed with the Commission on May 25, 2007. In connection with the Merger, the Company issued to the MacroPort stockholders a total of 2,500,000 shares of Series B Senior Convertible Preferred Stock (initially convertible into 12,500,000 shares of Common Stock) and a total of 10,000,000 shares of Common Stock. The 22,500,000 shares of Common Stock equivalents received by the MacroPort stockholders represent approximately 15.5% of the Company’s stock. The Company has also agreed to pay to the MacroPort stockholders up to $3,000,000 of incentive payments depending on the revenues from the MacroPort business in the 12-month period following the acquisition. The Company has the right to make such incentive payments in cash or Company Common Stock except that no more than $1,000,000 of incentive payments may be paid in cash.

The terms of the acquisition were the result of arm’s-length negotiations with MacroPort.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(a)	Financial statements of business acquired

The interim unaudited financial statements of MacroPort as of and for the three months ended March 31, 2007 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by this reference. The audited financial statements of MacroPort as of and for the years ended December 31, 2006 and 2005 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by this reference.

(b)	Pro forma financial information

The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by this reference.

(d)	Exhibits

99.1	MacroPort’s historical interim unaudited financial statements as of and for the three months ended March 31, 2007 and 2006
99.2	MacroPort’s historical audited financial statements as of and for the years ended December 31, 2006 and 2005
99.3	Unaudited pro forma condensed combined financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Migo Software, Inc. has duly caused this Amendment No. 1 to current report to be signed on its behalf by the undersigned thereunto duly authorized.

Migo Software, Inc.

Date: August 13, 2007	By:	/s/ Richard Liebman
Richard Liebman
Chief Financial Officer